                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C., 20549

                                    --------


                                    FORM 8-K


                                 CURRENT REPORT
                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                        DATE OF REPORT: FEBRUARY 18, 2004
                        (Date of earliest event reported)

                             ----------------------

                              QUALMARK CORPORATION
--------------------------------------------------------------------------------
             (Exact name of registrant as specified in its charter)

                             ----------------------



           COLORADO                   0-28484                 84-1232688
-------------------------------   -----------------     ---------------------
(State or other jurisdiction of     (Commission             (IRS Employer
incorporation or organization)      File Number)         Identification No.)



                  4580 FLORENCE STREET, DENVER, COLORADO 80238
--------------------------------------------------------------------------------
               (Address of principal executive offices, zip code)


                                 (303) 245-8800
              ----------------------------------------------------
              (Registrant's telephone number, including area code)

ITEM 7.           FINANCIAL STATEMENT AND EXHIBITS

                  (c)      Exhibits.

                           99.1 Press Release dated February 18, 2004; relating to the Company's results for the fourth quarter and year to date ended December 31, 2003.

ITEM 12.          RESULTS OF OPERATIONS AND FINANCIAL CONDITION

                  This information set forth under "Item 12. Results Of Operations And Financial Condition" in accordance with SEC Release No. 33-8216, including the Exhibit attached hereto, shall not be deemed "filed" for purposes of Section 18 of the Securities and Exchange Act of 1934 (the "Exchange Act") or otherwise subject to the liabilities of that section, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, regardless of any general incorporation language in such filing.

                  On February 18, 2004, QualMark Corporation (the "Company") issued a press release announcing its earnings for the fourth quarter and year to date ended December 31, 2003. A copy of the press release is furnished as Exhibit 99.1. The Company also held a conference call on February 18, 2004 at 11:00am EST to discuss the February 18, 2004 press release.

                                   SIGNATURES

         Pursuant to the requirement of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                          QUALMARK CORPORATION
                                          (Registrant)


Date: February 18, 2004                   By:  /s/ CHARLES D. JOHNSTON
                                               --------------------------------
                                                Charles D. Johnston
                                                President & CEO

                                INDEX TO EXHIBITS

EXHIBIT
NUMBER                             DESCRIPTION
-------                            -----------

  99.1 Press Release dated February 18, 2004; relating to the Company's results for the fourth quarter and year to date ended December 31, 2003.